SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2002




                             NBG RADIO NETWORK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-24075                                         88-0362102
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


520 SW Sixth Avenue, Suite 750, Portland, Oregon                        97204
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    (Address of Principal Executive Offices)                         (Zip Code)


                                 (503) 802-4624
              ----------------------------------------------------
              (Registrant's telephone number, including area code)











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Item 9  Regulation FD Disclosure.

NBG Radio Network ("NBG") is terminating its business relationship with Dial Communications-Global Media ("Dial-Global") on August 15, 2002. NBG's press release describing the termination of its business relationship with Dial-Global is attached as Exhibit 99.1 and is incorporated by reference.

(c)      Exhibits.

99.1     Press Release.

















































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NBG RADIO NETWORK, INC.
                                            (Registrant)


Date:  August 12, 2002                      By:   /s/ JOHN J. BRUMFIELD
                                               --------------------------------
                                                  John J. Brumfield
                                                  Chief Financial Officer and
                                                  Vice President, Finance











































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